Winter and Spring 2022 Investor Meetings

2 Cautionary Statements Regarding Forward-Looking Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to “E” after a year or time period indicates the information for that year or time period is an estimate. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2021 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; and (2) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

3 Non-GAAP Financial Measures Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix • Adjusted operating and maintenance expense excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items as set forth in the reconciliation in the Appendix • Operating ROE is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission). • Adjusted cash from operations primarily includes cash flows from operating activities adjusted for common dividends, change in cash on hand, and the expected cash payment to Constellation in accordance with the separation agreement Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods. This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Exelon’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations. Exelon has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

4 Who is Exelon? 1.3 million Electric customers 0.7 million Gas customers 2022E Rate Base: $9.0B Territory: MD Main City: Baltimore Population: 0.6M BGE 4.1 million Electric customers 2022E Rate Base: $19.3B Territory: IL Main City: Chicago Population: 2.7M ComEd 0.6 million Electric customers 2022E Rate Base: $3.3B Territory: NJ Main City: Atlantic City Population: 0.1M ACE 1.7 million Electric customers 0.5 million Gas customers 2022E Rate Base: $10.4B Territory: PA Main City: Philadelphia Population: 1.6M PECO 0.5 million Electric customers 0.1 million Gas customers 2022E Rate Base: $3.8B Territory: DE, MD Main City: Wilmington Population: 0.1M DPL 0.9 million Electric customers 2022E Rate Base: $6.2B Territory: MD, DC Main City: Washington, D.C. Population: 0.7M Pepco 6 T&D-only utilities Operate across seven regulatory jurisdictions 4 major metro areas served Including Chicago, Philadelphia, Baltimore, D.C. 18,700 Employees across our operating companies 10.5 million(1) Electric and gas customers served across our service territories 25,600 Square miles of combined service territory across our jurisdictions 182,550 Circuit miles of electric and gas distribution lines 11,150 Circuit miles of FERC-regulated electric transmission lines $18.0 billion Operating revenues recorded at our utilities in 2021 $52.0 billion Rate base estimate for 2022 $29.0 billion Projected capital investment through 2025 (1) Customer count reflects the sum of Exelon’s total gas and electric customer base; Exelon consolidated customer count may not sum due to rounding

5 Premier Utility by Scope and Scale Note: reflects most recent available data as of February 25, 2022 (1) Customer count reflects the sum of Exelon’s total gas and electric customer base (2) Includes transmission, distribution and generation; represents 2022E rate base projections as disclosed by the company.; for companies that do not disclose 2022E, reflects rate base projection calculated from stated growth rate 10.5 10.1 9.8 8.7 8.6 7.0 6.2 5.8 5.7 5.5 5.2 5.0 4.2 3.2 DExelon PCG SODUK SRE NEEFE XEL AEP EIX ED PEG ETR $92 $68 $58 $52 $52 $50 $46 $39 $39 $37 $33 $26 $26 PCGAEPDUK SREDSO Exelon XEL EIX ED ETR PEG FE Predominantly Regulated T&D Utility Vertically Integrated Utility Largest Utility by Customers(1) Among the Largest Regulated Utilities and the Largest Transmission and Distribution Utility by Rate Base(2)

6 Delivering Sustainable Value as the Premier T&D Utility Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value SUSTAINABLE VALUE ✓ Strong Growth Outlook: Targeting investment of ~$29B of T&D capital from 2022- 2025 to meet customer needs, resulting in expected rate base growth of 8.1% and fully regulated operating EPS* growth of 6-8% from 2021-2025 ✓ Shareholder Returns: Targeting a ~60% dividend payout ratio of operating earnings* and growth in-line with those earnings through 2025 INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving 10+ million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the clean energy buildout in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Constructive Regulatory Environments: ~100% of rate base growth covered by alternative recovery mechanisms and ~77% decoupled from volumetric risk LEADING ESG PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with no more than $1B of equity expected through 2025

7 Diverse, Fully Regulated T&D Utility Servicing Large Urban Areas Across Seven Regulatory JurisdictionsFully Regulated, Transmission and Distribution (1) Represents 2022E rate base (2) Other includes long-term regulatory assets, which generally earn a return consistent with rate base, including Energy Efficiency and the Solar Rebate Program 21% 65% 12% 2% Electric Transmission Electric Distribution Gas Delivery Other(2) ~$52B(1) 29% 21% 20% 18% 5% 4% 3% IL MD FERC Transmission PA DC NJ DE ~$52B(1) Exelon is a fully regulated, majority-electric T&D operator servicing seven different regulatory jurisdictions

8 Best-in-Class Operations Note: reflects 2020 company performance (the latest comparable data set for Exelon and its peers); peer data reflects only a subset (top 10) of the panel of companies that report operational metrics (1) Quartiles are calculated using reported results by the full panel of peer companies that are deemed most comparable to Exelon’s utilities each year; reflects 2019 quartiles to remain consistent with the data used for 2021 benchmarking (2) Reflects the average number of interruptions per customer reported by Exelon and 20 comparable peer utilities (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA) (3) Reflects the average time to restore service to customer interruptions reported by Exelon and 20 comparable peer utilities (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA) (4) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to Escalent by Exelon and 18 comparable peer utilities (5) Reflects the percentage of calls responded to in 1 hour or less reported by Exelon and 50 comparable peer utilities (sources: PSE&G Peer Panel Gas Survey and AGA Best Practices Survey) Delivering a World-Class Customer ExperienceIndustry-Leading T&D Operator 0. 59 0. 59 0. 62 0. 65 0. 66 0. 83 0. 87 0. 89 0. 92 0. 93 Pe er D Pe er C Pe er F Pe er G Pe er A Ex el on Pe er B Pe er E Pe er H Top Quartile(1) Pe er I 72 80 83 97 98 10 1 10 5 10 6 10 8 11 0 Pe er G Top Quartile(1) Pe er A Ex el on Pe er F Pe er B Pe er D Pe er C Pe er E Pe er H Pe er I Better Better 2.5 Beta CAIDI(3)2.5 Beta SAIFI(2) Pe er I Pe er B 8. 108. 17 7. 81 Pe er C 8. 23 Pe er D 8. 03 Pe er A Ex el on 8. 00 7. 95 Pe er E 7. 90 Pe er F 7. 85 Pe er G 7. 84 Pe er H Top Quartile(1) 99 .9 0% Pe er C 10 0. 00 % Pe er A Pe er F Ex el on Pe er B 10 0. 00% 10 0. 00% 10 0. 00 % Pe er D 99 .9 9% 99 .9 8% Pe er E 99 .9 7% Pe er H 99 .9 0% Pe er G 99 .9 0% Top Quartile(1) Pe er I Gas Odor Response(5)Customer Satisfaction(4) Better Better

Constructive Regulatory Mechanisms



2017-2020E Rate Base Growth of $9B(1)
18%
7%
23%
27%
25%
2022-2025E Rate Base Growth of $17B(2)
18%
26%
12%
2%
13%
29%
Multi-Year Plan(3)
ComEd Distribution Formula(4)
Transmission Formula
Tracker Mechanisms
Fully Projected Future Test Year
Traditional Base Rates

5 years ago, ~75% of growth was recovered via alternative recovery mechanisms; Exelon now projects an additional ~$8B of growth over a comparable period with almost 100% expected to be recovered through those mechanisms

(1) Expected 2017-2020E rate base growth as of December 31, 2016 (calculated from 2016E base year)
(2) Reflects expected rate base growth for 2022E-2025E (calculated from 2021E base year)
(3) Figure assumes implementation of multi-year plans for DPL Maryland and ComEd, which have not yet been filed. ComEd figures assume recovery through a multi-year plan beginning in 2024. ComEd has the option to file a multi-year plan or a future test year case but has not yet made a final determination.
(4) ComEd distribution formula rate expires in 2022, but 2023 rates will be based on the final formula rate filing

9

10 Exelon is an Industry Leader in ESG DIVERSITY, EQUITY & INCLUSION (DE&I) • Executive Committee is 59% women or people of color • Created Executive-led Racial Equity Task Force in 2020 • Launched $36 million Racial Equity Capital Fund and $3 million Exelon HBCU Corporate Scholars Program WORKFORCE DEVELOPMENT AND SUPPLIER DIVERSITY • More than 65 company-sponsored workforce development programs address economic inequities in our communities • $2.2 billion of expenditures with diverse suppliers represented 37% of total sourced supplier spend in 2020 ENERGY AFFORDABILITY • Utility customer bills as % of median income below the national average • All utilities have programs in place to provide financial assistance to low-income households, and they connect customers to over $450M in financial energy assistance annually NET-ZERO CLIMATE COMMITMENT • No owned generation supply • Targeting reduction of our operations-driven Scope 1 and Scope 2 emissions 50% by 2030 through our Path to Clean initiative • Exploring new technologies to achieve net-zero by 2050 ADVANCING CLEAN AND AFFORDABLE ENERGY CHOICES • Green Power Connection Program enables interconnection of local renewables • Energy efficiency programs helped customers save 22.3 million MWhs in 2020 INDUSTRY PARTNERSHIP TO MITIGATE CLIMATE CHANGE • Launched the $20 million Climate Change Investment Initiative (2c2i) in 2019, driving investment in emerging technologies that support clean energy transition and resilience STRONG CORPORATE GOVERNANCE ACROSS THE ORGANIZATION • Ranked 41st out of the S&P 250 in Labrador Advisory Services’ 2021 Transparency Awards, which recognizes the quality and completeness of information that top U.S. companies make available to investors • Executive compensation is tied to customer, strategy, financial and operational goals • Stock ownership requirement for executives and directors aligns interests with stakeholders • Ranked in the top 14% of all S&P companies in the 2021 CPA-Zicklin Index for Corporate Political Disclosure and Accountability, earning designation as an index Trendsetter with its 92.9% score ENHANCING EXELON BOARD DE&I • 90% of Board members are independent, including independent Board Chair • 70% diverse Board of which 57% are people of color and 43% are women Environmental Social Governance

Path to Clean: Reaching a Net-Zero Footprint

The Path to Meeting Exelon's Scope 1 and 2, Operations-Driven Emissions Reduction Goals



Thousand Metric Tons of CO_2e
800
600
400
200
0
790
550
390
Cut operations-driven emissions in half by 2030
Achieve net-zero operations by 2050
Emissions
Offsets
Existing technology and policy supports 80% of targeted reductions
2015 Baseline
2020
2030
2050

COMPANY AND OPERATIONS

Reducing Operations-Driven Emissions by 50% by 2030 and Net-Zero by 2050 to Align with National Decarbonization Goals

- Electrify 30% of our light and heavy-duty vehicle fleet by 2025 and 50% by 2030
- Focus on efficiency, conservation and clean electricity for our operations
- Invest in equipment and processes to reduce SF6 leakage from our systems
- Modernize our natural gas infrastructure to minimize methane leaks and increase safety and reliability

Driving Scope 3 Customer Emissions Reductions by Supporting Clean Energy Goals in Our Communities

EMPOWERING CUSTOMERS

Areas for Innovation and Technology Advancement

- Efficient grid management and grid modernization technologies to minimize system losses
- Leak detection technologies to reduce natural gas lifecycle emissions and increase safety
- Transportation electrification, efficiency, and conservation programs for our customers
- Leverage alternative fuels to reduce natural gas lifecycle emissions

COMMUNITY SUPPORT

Areas for Engagement and Advocacy

- Partner with communities to develop and implement clean energy solutions that are accessible to all customers
- Understand jurisdictional differences in energy use needs to develop reliable decarbonization solutions
- Invest in and support small businesses that are tackling climate problems in our communities
- Build connected communities that harness digital solutions to integrate clean technologies

Exelon has aligned its corporate goal with the national science-based target, with existing solutions identified for 80% of the reductions and proactively investing in pilot technologies and solutions to address the remaining 20%

11

12 Financial Outlook

13 Customer Needs and Industry Trends Continue to Support Investment Growth $6.4B of electric transmission investment projected for 2022-2025 $3.7B of gas delivery investment projected for 2022-2025 $18.9B of electric distribution investment projected for 2022-2025 $21B $23B $26B $27B $48B $52B $56B $61B $65B 2021 - 2024E2018 - 2021E 2020 - 2023E2019 - 2022E 2023E2022E2022 - 2025E 2021E 2024E 2025E $29B +8.1% … and translates to higher rate base(2) growth 4-year capital investment(1) profile drives benefits for our customers... (1) 4-year capital outlook reflects forecast as presented on prior Q4 earnings calls (exception is 2022-2025E, which reflects capital forecast as presented at Analyst Day 2022) (2) Reflects year end rate base projections as presented on Analyst Day 2022

14 Projected Dividend Payout(4)Targeting 6-8% Operating Earnings* Growth to 2025(1) Long-Term Earnings Growth Supports a Sustainable Dividend $2.08(2) 2021 2022E $2.18-$2.32(3) $1.35 2022E Expect 6-8% operating EPS* growth through 2025 Project 6-8% dividend growth in-line with operating EPS* through 2025 6-8% 6-8% Exelon is projecting a ~60% dividend payout ratio of operating earnings* that will grow in-line with the targeted 6-8% operating EPS* growth (1) Includes after-tax interest expense associated with debt held at Corporate (2) 2021 results of Exelon’s utility subsidiaries and holding company based on 2021 average outstanding shares of 980M. Beginning with the Form 10-Q to be filed for the first quarter of 2022, Exelon will present Generation’s financial results as discontinued operations and will report its utility and holding company financial results as continuing operations. Accounting rules require that certain corporate overhead costs previously allocated to Generation will be presented as part of Exelon's continuing operations, as these costs do not qualify as expenses of the discontinued operations. (3) 2022E earnings guidance based on expected average outstanding shares of 983M. ComEd’s 2022E earning guidance is based on a forward 30-year Treasury yield as of 12/31/2021. (4) Dividend is subject to approval by the Board of Directors. 2022 projected dividend payout calculated using the midpoint of the earnings guidance band.

15 Exelon’s Trailing Twelve Month Earned ROEs* 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 2016 2017 20192018 20212020 Note: Represents the twelve-month periods December 31, 2016-2021 for Exelon’s utilities (excludes Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon’s 9-10% targeted range. Delivering TTM ROEs* within our 9-10% targeted range

Focused on Managing Costs and Customer Affordability


Managing Costs Below the Rate of Inflation
$ in millions
1.4%
$3,725
$3,725
$3,900
$3,800
$3,950
$3,950
$4,050
2016
2017
2018
2019
2020
2021
2022E
Adjusted O&M* ($M)(1)


Exelon's Customers' Electricity Bills as a % of Median Income is Below the U.S. Average
U.S. Average 1.9%
1.8%
1.6%
1.5%
1.4%
PECO
PHI
BGE
ComEd
Bill as Percent of Median Income(2)

Addressing Inflationary Risks in a Variety of Ways

- Since 2016, adjusted O&M* is projected to increase 1.4% through 2022, which is a rate **well below inflation** that benefits customer bills
- Exelon is prepared to successfully manage inflationary pressures through the following:
  - Investments in technology that are intended to reduce costs to customers
  - World-class Supply organization that can leverage economies of scale and proactive strategies in procurement
  - Large fleet ensures best practices and ability to support mutual assistance across Exelon platform
  - Multi-year labor agreements
- Where we see potential pressure, we have already begun working with business partners to mitigate price increases and avoid long lead times through negotiations, utilizing alternative suppliers, and purchasing in bulk

(1) Reflects Exelon's utilities (excludes Corp); numbers rounded to the nearest $25M
(2) Sources: median household income from the U.S. Census Bureau's 2020 American Community Survey 1-Year Experimental Estimates; annualized utility bill calculated using data found in forms EIA-861 and EIA-861S

16

2022-2025 Financing Plan


$ in billions
~$14
~($5)
~$5
~$14
~$1
~$29
Adjusted Cash from Operations*(1) 2022-2025
Debt Maturity
Debt Refinance
Debt Issuance(2)
Equity Issuance
Utility Investment 2022-2025

Balanced investment and value return strategy results in limited equity needs over the next several years

Note: Financing plan is subject to change
(1) Adjusted Cash from Operations* is net of common dividends, change in cash on hand, and the $1.75B expected cash payment to Constellation in accordance with the separation agreement
(2) Includes both utility and corporate debt. Anticipate maintaining ~51% equity to capital ratio at the utilities and corporate debt to total Exelon debt is anticipated to average approximately 27% over the forecast period

17

18 Moody’s CFO (Pre-WC) / Debt %*S&P FFO / Debt %* Maintaining a Strong Balance Sheet is a Top Financial Priority Credit Ratings(3) ExCorp ComEd PECO BGE ACE DPL Pepco Moody’s Baa2 A1 Aa3 A3 A2 A2 A2 S&P BBB A A A A A A Fitch BBB A A+ A A A A 0% 12% 13% 14% 15% 12% 2022-2024E Average(1) Exelon Downgrade Threshold(2) 13-14% 0% 12% 13% 14% 15% Exelon Downgrade Threshold(2) 2022-2024E Average(1) 12% 13-14% (1) 2022 – 2024 average internal estimate based on S&P and Moody’s methodology, respectively (2) S&P and Moody’s downgrade thresholds based on their published reports for Exelon Corp (3) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco Strong balance sheet and low-risk attributes provide strategic and financial flexibility

2022 Adjusted Operating Earnings* Guidance



Adjusted Operating Earnings* Guidance(1)
$2.08(2)
BGE
$0.43
PECO
$0.53
PHI
$0.62
ComEd
$0.77
HoldCo
($0.26)
2021
$2.18 - $2.32(3)
2022 Original Guidance

Key Year-over-Year Drivers

- ⬆ Incremental investments in utility infrastructure
- ⬆ PECO electric and gas distribution rate cases
- ⬇ Depreciation & amortization

(1) Includes after-tax interest expense associated with debt held at Corporate

(2) 2021 results of Exelon's utility subsidiaries and holding company based on 2021 average outstanding shares of 980M. Beginning with the Form 10-Q to be filed for the first quarter of 2022, Exelon will present Generation's financial results as discontinued operations and will report its utility and holding company financial results as continuing operations. Accounting rules require that certain corporate overhead costs previously allocated to Generation will be presented as part of Exelon's continuing operations, as these costs do not qualify as expenses of the discontinued operations.

(3) 2022E earnings guidance based on expected average outstanding shares of 983M. ComEd's 2022E earning guidance is based on a forward 30-year Treasury yield as of 12/31/2021.

19

20 Appendix

Utility Capex and Rate Base vs. Previous Disclosures

Q4 2020 Capital Expenditures ($M)



6,550
825
1,500
4,225
2021E
6,725
825
1,450
4,475
2022E
6,725
750
1,475
4,500
2023E
6,725
775
1,375
4,600
2024E

Q4 2020 Rate Base ($B)



+7.6%
43.9
5.4
9.2
29.3
2020E
47.9
6.3
9.9
31.7
2021E
51.6
7.0
10.7
33.9
2022E
55.0
7.6
11.2
36.2
2023E
58.8
8.2
12.3
38.2
2024E

Analyst Day 2022 Capital Expenditures ($M)



6,625
850
1,400
4,350
2021
6,900
875
1,500
4,525
2022E
7,100
900
1,525
4,650
2023E
7,450
975
1,600
4,875
2024E
7,500
950
1,725
4,850
2025E

Analyst Day 2022 Rate Base ($B)



+8.1%
47.6
6.2
9.9
31.4
2021E
52.0
7.2
10.9
33.9
2022E
55.7
7.8
11.6
36.3
2023E
60.5
8.6
12.9
39.0
2024E
65.0
9.3
14.4
41.3
2025E

Gas Delivery/Other[1] Electric Transmission Electric Distribution

Planning to invest $29.0B of capital from 2022-2025 for the benefit of our customers, supporting projected rate base growth of 8.1% from 2021-2025

Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Q4 2020 capital disclosures dated February 24, 2021. Analyst Day 2022 capital disclosures dated January 10, 2022, excluding 2021, which was updated for year-end actuals.

(1) Other includes long-term regulatory assets, which generally earn a return consistent with rate base, including Energy Efficiency and the Solar Rebate Program

21

22 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 1,925 2,025 2,050 2,000 1,975 450 450 500 575 675 2,650 2025E 2,550 2021 2022E 2023E 2,475 2024E 2,375 2,575 1,925 2,000 1,950 1,825 475 450 550 500 2,350 2024E 2,400 2021E 2023E2022E 2,450 2,500 Electric Transmission Electric Distribution ComEd Capital Expenditure Forecast Note: Numbers rounded to nearest $25M and may not sum due to rounding. Q4 2020 disclosures dated February 24, 2021. Analyst Day 2022 disclosures dated January 10, 2022, excluding 2021, which was updated for year-end actuals. Project ~$10.3B of capital being invested from 2022-2025

23 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 825 850 950 1,075 1,100 100 175 75 100 125 350 325 325 375 375 2021 2022E 2023E 1,375 1,300 1,325 2024E 2025E 1,550 1,575 750 850 925 1,025 175 125 75 75325 300 275 300 1,300 2023E2021E 2022E 2024E 1,2751,275 1,375 Gas Delivery Electric Transmission Electric Distribution PECO Capital Expenditure Forecast Note: Numbers rounded to nearest $25M and may not sum due to rounding. Q4 2020 disclosures dated February 24, 2021. Analyst Day 2022 disclosures dated January 10, 2022, excluding 2021, which was updated for year-end actuals. Project ~$5.8B of capital being invested from 2022-2025

24 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 475 500 450 475 500 300 275 400 400 400 400 475 475 500 500 1,325 2025E 1,200 2022E 2024E2021 2023E 1,225 1,375 1,400 450 475 450 475 325 325 375 325 425 450 400 400 2021E 2022E 2023E 1,200 2024E 1,2251,200 1,250 Gas Delivery Electric Transmission Electric Distribution BGE Capital Expenditure Forecast Note: Numbers rounded to nearest $25M and may not sum due to rounding. Q4 2020 disclosures dated February 24, 2021. Analyst Day 2022 disclosures dated January 10, 2022, excluding 2021, which was updated for year-end actuals. Project ~$5.3B of capital being invested from 2022-2025

25 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 1,125 1,175 1,200 1,325 1,275 550 600 525 550 550 100 100 75 2024E 75 2022E2021 2023E 75 2025E 1,750 1,850 1,825 1,950 1,875 1,075 1,125 1,175 1,275 525 550 475 475 5075 2022E 1,700 2021E 50 2023E 75 2024E 1,750 1,725 1,825 Electric DistributionElectric TransmissionGas Delivery PHI Consolidated Capital Expenditure Forecast Note: Numbers rounded to nearest $25M and may not sum due to rounding. Q4 2020 disclosures dated February 24, 2021. Analyst Day 2022 disclosures dated January 10, 2022, excluding 2021, which was updated for year-end actuals. Project ~$7.5B of capital being invested from 2022-2025

26 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 250 300 300 300 275 200 175 150 175 175 2024E2021 475 2023E2022E 2025E 450425 475 450 200 200 250 225 175 150 125 125 2021E 2022E 2024E 350 2023E 350 375 350 Electric DistributionElectric Transmission ACE Capital Expenditure Forecast Note: Numbers rounded to nearest $25M and may not sum due to rounding. Q4 2020 disclosures dated February 24, 2021. Analyst Day 2022 disclosures dated January 10, 2022, excluding 2021, which was updated for year-end actuals. Project ~$1.9B of capital being invested from 2022-2025

27 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 250 250 250 300 275 100 150 150 150 175 75 100 100 75 75 2025E 475 425 2021 2022E 2023E 2024E 500 525 525 225 200 225 275 100 150 125 125 75 50 50 75 2021E 425 2022E 2023E 425 2024E 400 450 Electric TransmissionGas Delivery Electric Distribution DPL Capital Expenditure Forecast Note: Numbers rounded to nearest $25M and may not sum due to rounding. Q4 2020 disclosures dated February 24, 2021. Analyst Day 2022 disclosures dated January 10, 2022, excluding 2021, which was updated for year-end actuals. Project ~$2.0B of capital being invested from 2022-2025

28 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 650 625 650 725 700 250 275 225 225 200 2021 900900 2025E2022E 900 2023E 2024E 950 900 650 725 725 775 250 275 200 225 2024E2022E 925 2021E 2023E 1,000 925 1,000 Electric Transmission Electric Distribution Pepco Capital Expenditure Forecast Note: Numbers rounded to nearest $25M and may not sum due to rounding. Q4 2020 disclosures dated February 24, 2021. Analyst Day 2022 disclosures dated January 10, 2022, excluding 2021, which was updated for year-end actuals. Project ~$3.7B of capital being invested from 2022-2025

Safely Powering Reliability and Resilience



Undergrounding Cable Initiative

- DC Power Line Undergrounding is a multi-year program to underground more than 20 of the most vulnerable overhead distribution lines, spanning over 6-8 years with work that began in early 2019
- Expected to improve resiliency against major storms and to improve reliability by an estimated 95% on selected feeders


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Superconductor Technology

- ComEd is the first utility in the U.S. to permanently install superconductor cable technology at a substation in Chicago's Irving Park neighborhood
- Superconductor technology can support 200 times the current of standard copper wire, and allows electricity to be rerouted creating a backup system that keeps electricity flowing in the event of a major power grid interruption



Gas Replacement Programs

- BGE STRIDE program replaced ~300 miles of gas main and more than 32,000 gas service pipes since 2014, connecting customer properties to gas mains with modern, durable equipment
- Since 2015, PECO has replaced 334 miles of gas mains and approximately 27,000 services to ensure the safety and reliability for its customers

Grid Modernization Drives Consistent Reliability Performance[1]


Top Quartile[1]
Better
0.78
0.65
0.72
0.67
0.59
0.57
2016
2017
2018
2019
2020
2021
Top Quartile[1]
Better
91
84
86
87
80
78
2016
2017
2018
2019
2020
2021
SAIFI 2.5 Beta[2,4]
CAIDI 2.5 Beta[3,4]

(1) Quartiles are calculated using reported results by the full panel of peer companies that are deemed most comparable to Exelon's utilities each year; quartiles reflect data from two years prior to the indicated year, which is the latest data set available for the entirety of that year

(2) Reflects the average number of interruptions per customer reported by Exelon and 20 comparable peer utilities (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA)

(3) Reflects the average time to restore service to customer interruptions reported by Exelon and 20 comparable peer utilities (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA)

(4) Higher frequency and duration of outages in 2018/2019 were due to minor weather events that were not declared as a major event day, and as a result were not excludable from calculations

29

30 Advancing Clean and Affordable Energy Choices Consistently Delivering Top Quartile Customer Satisfaction Scores(1) Rates 16% Below Largest U.S. Metro Cities Energy Efficiency • Offer nationally recognized energy efficiency portfolios, including incentives and behavioral programs across all our jurisdictions, saving 22.3M MWh in 2020 Smart Meters • 93.4% and 96.6% of electric and gas customers, respectively, have smart meters that allow greater customer participation in the energy system and enhance power grid operational capabilities Transportation Electrification • Enabling the installation of more than 7,000 residential, commercial, and/or utility-owned charging ports across Maryland, Washington D.C., Delaware, and New Jersey • Rebates and incentives support the development of make-ready infrastructure and/or installation of eligible smart chargers Distributed Energy Resource (DER) Enablement • Enabled more than 150,000 customers to connect 1,955 MW of local renewable generation to the grid through 2020 8.237.927.84 20192016 2017 8.107.97 2018 8.19 2020 Top Quartile(2) 2021 Customer Satisfaction 17 .2 8 16 .9 2 13 .2 1 13 .1 7 12 .4 6 11 .8 8 11 .8 5 11 .6 7 10 .6 6 N ew Y or k 26 .2 3 23 .0 6 Sa n Di eg o 20 .3 8 25 .8 3 Lo s A ng el es Bo st on De tr oi t Sa n Fr an ci sc o Ch ic ag o Ph oe ni x Top 20 City Average: 14.66 Ph ila de lp hi a Ba lti m or e W as hi ng to n D .C . U.S. Average: 13.08 Se at tle Sa n An to ni o Exelon Service Territory cents/kWh(3) Better (1) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to Escalent by Exelon and 18 comparable peer utilities (2) Quartiles are calculated using reported results by the full panel of peer companies that are deemed most comparable to Exelon’s utilities each year; quartiles reflect data from two years prior to the indicated year, which is the latest data set available for the entirety of that year (3) Source: Edison Electric Institute Typical Bills and Average Rates report for Summer 2020; reflects residential average rates for the 12-month period ending 6/30/2020. High-population cities that do not provide data (e.g., Houston) are excluded from the analysis.

Our Jurisdictions are Driving to Clean

	GHG Reductions	Electric Portfolio	Transportation Electrification	Energy Efficiency[1]
Maryland	• 40% reduction from 2006 levels by 2030 • Proposals for net-zero by 2045	• 50% renewable by 2030 and 100% clean by 2040	• 300,000 EVs on the road by 2025	• 2% annual reduction in electricity use to 2023
Pennsylvania	• 26% reduction by 2025, and 80% reduction by 2050	• Alternative portfolio standard for 18% by 2021	• Replace 25% of state government passenger car fleet with EVs and hybrids by 2025	• Reduce electric usage by 3.1% by 2026 from 2009-2010 kWh sales forecasts
Illinois	• Achieve 26-28% reduction from 2005 to 2025; • 80% by 2050 in line with Paris Agreement	• 100% clean by 2050 • Renewable portfolio standard of 25% by 2025, 40% by 2030, 50% by 2040	• 1 million EVs on state roads by 2030	• 21.5% cumulative savings by 2030, with additional annual savings goals established by the Commission thereafter
New Jersey	• Reduce to 80% below 2006 levels by 2050	• 35% renewable by 2025; 50% by 2030; 100% clean by 2050 • 5.1% solar by 2021 • 3,500 MW from offshore wind by 2030; 7,500 MW from offshore wind by 2035	• 330,000 EVs on the road by 2025; 2 million EVs on the road by 2035	• 2% annual reduction in electricity use to 2024
Delaware	• Reduce GHG emissions 26% from 2005 by 2025	• 40% renewable by 2035	• Transition 20% of state government vehicles with EVs by 2025	• Annual energy use reduction target of 0.7% by 2022 and by 1.5% annually from 2023 forward
District of Columbia	• Reduce emissions 50% by 2032 and achieve carbon neutrality by 2050	• 100% renewable by 2032 • 10% solar by 2041	• 25% of all car registrations by 2030; 100% by 2045 • 100% electrification of public and school buses when replaced at end-of-life	• 50% reduction in building energy use by 2032

(1) Delaware and D.C. have voluntary energy efficiency savings targets; all others have state-mandated targets. D.C. energy efficiency program has been filed, pending approval.

31

Utility Highlights

	comed AN EXELON COMPANY	peco AN EXELON COMPANY	bge AN EXELON COMPANY	pepco AN EXELON COMPANY	delmarva power AN EXELON COMPANY	atlantic city electric AN EXELON COMPANY
2021 Electric Customer Mix (% of Volumes)[1]						
Commercial & Industrial (C&I)	66%	59%	55%	62%	55%	52%
Residential	33%	39%	44%	35%	45%	48%
Public Authorities/Other	1%	2%	1%	3%	0%	1%
2021 Gas Customer Mix (% of Volumes)[1]						
Commercial & Industrial (C&I)	-	25%	50%	-	27%	-
Residential	-	46%	37%	-	39%	-
Public Authorities/Other	-	29%	13%	-	34%	-
Current Rate Recovery Mechanisms						
Traditional Base Rate Application	-	-	-	-	X[2]	X
Distribution Formula Rate	X[3]	-	-	-	-	-
Multi-Year Plan	-	-	X	X	-	-
Fully Projected Future Test Year	-	X	-	-	-	-
Transmission Formula Rate	X	X	X	X	X	X
Tracker Mechanisms for Specified Investments/Programs	X	X	X	X	X	X
Decoupling[4]	X	-	X	X	X - MD Only	X
Bad Debt Tracker	X	-	-	-	-	X
Major Storm Deferral	X[5]	-	X	X[6]	X - MD Only	X
COVID Expense Deferral[7]	X[5]	X	X	X	X	X

Note: "-" cells are indicative of categories that are not applicable to the respective utility

(1) Percent of volumes by customer class may not sum due to rounding

(2) In August 2019 the MDPSC approved PC-51, permitting the implementation of alternative ratemaking. DPL MD has not yet filed.

(3) ComEd distribution formula rate expires in 2022, but 2023 rates will be based on the final formula rate filing. For 2024 rates, ComEd has the option to file a multi-year plan or a traditional future test year case but has not yet made a final determination.

(4) ComEd's formula rate includes a mechanism that eliminates volumetric risk. After the formula rate expires, a separate tariff will be required to eliminate the volumetric risk. ComEd intends to file that tariff in Q1 2022. ACE implemented the Conservation Incentive Program prospectively effective July 1, 2021, which eliminates the variable effects of weather and customer usage patterns for most customers. Certain classes for BGE, DPL MD, Pepco and ACE are not decoupled.

(5) Under EIMA statute (220 ILCS 5/16-108.5), ComEd is able record expenses greater than $10 million resulting from a one-time event to a regulatory asset and amortize over 5 years

(6) In the Pepco DC MYP case, the Company received approval on June 8, 2021 for the ability to request deferral of unexpected costs greater than $1M which could enable regulatory asset treatment for storm recovery

(7) COVID-related costs were approved for deferral treatment in 2020 and 2021. Treatment of costs in 2022 are not yet known. PECO was authorized to recover incremental bad debt expense only in 2020 and 2021.

32

Tracker Recovery Mechanisms for Specified Investments/Programs

Delaware	• Distribution System Improvement Charge (DSIC) tracker provides a mechanism to begin recovering gas and electric infrastructure investments for reliability every six months
District of Columbia	• District of Columbia Power Line Undergrounding (DC PLUG) provides for contemporaneous recovery of reliability and resiliency investments to underground the most vulnerable feeders
Illinois	• Future Energy Jobs Act (FEJA) permits recovery of energy efficiency programs and distributed generation rebates through formula rates
Maryland	• Strategic Infrastructure Development and Enhancement (STRIDE) program allows for contemporaneous recovery of the accelerated replacement of aging gas infrastructure (cast iron and bare steel mains and copper, bare steel and pre-1970 ¾" high pressure steel services) • EmPOWER MD allows for recovery on energy efficiency and demand response programs
New Jersey	• PowerAhead program allows for a capital tracker recovery mechanism for certain resiliency investments • Infrastructure Investment Program (IIP) permits the recovery of certain capital investments, primarily related to safety and reliability, through a capital tracker recovery mechanism • ACE Energy Efficiency program allows for recovery on approximately $100M of energy efficiency programs over the next three years
Pennsylvania	• Distribution System Improvement Charge (DSIC) mechanism provides recovery for Long-Term Infrastructure Improvement Plan (LTIIP) for electric and gas distribution in between rate cases

33

34 Non-Decoupled Load Volumes (GWh)(3)Revenue Decoupling Mitigates Load Fluctuations Revenue Decoupling Mitigates Impacts of Load Fluctuations 39% 59% PECO 41% 59% DPL DE 36,421 7,849 C&I Residential PECO DPL DE ComEd Pepco DPL MD ACE BGE Non-Decoupled Decoupled ~77% of Exelon’s distribution revenues are decoupled from volumetric risk(1,2) (1) Reflects 2021 electric and gas revenues; ComEd’s formula rate includes a mechanism that eliminates volumetric risk (2) Certain classes for BGE, DPL MD, Pepco and ACE are not decoupled (3) Reflects 2021 electric volumes; remainder of volumes not captured in chart reflect public authorities or other customers

Approved Distribution Rate Case Financials

Approved Electric Distribution Rate Case Financials	Revenue Requirement Increase/(Decrease)	Allowed ROE	Common Equity Ratio	Rate Effective Date
ComEd (Electric)	$45.8M	7.36%	48.70%	Jan 1, 2022
PECO (Electric)	$132.0M	N/A[1]	N/A[1]	Jan 1, 2022
BGE (Electric)[2]	$139.9M	9.50%	52.00%	Jan 1, 2021
Pepco MD (Electric)[3]	$52.2M	9.55%	50.50%	Jun 28, 2021
Pepco D.C. (Electric)[4]	$108.6M	9.275%	50.68%	Jul 1, 2021
DPL MD (Electric)	$11.7M	9.60%	50.53%	Jul 16, 2020
DPL DE (Electric)	$13.5M	9.60%	50.37%	Oct 6, 2020
ACE (Electric)	$41.0M	9.60%	50.21%	Jan 1, 2022

Approved Gas Distribution Rate Case Financials	Revenue Requirement Increase/(Decrease)	Allowed ROE	Common Equity Ratio	Rate Effective Date
PECO (Gas)	$29.1M	10.24%	53.38%	Jul 1, 2021
BGE (Gas)	$73.9M	9.65%	52.00%	Jan 1, 2021
DPL DE (Gas)	$2.3M	9.60%	50.37%	Sep 21, 2020

(1) The PaPUC issued an order on November 18, 2021 approving the Joint Petition for Settlement with rates effective on January 1, 2022. The settlement does not stipulate any ROE, Equity Ratio or Rate Base.

(2) Reflects a three-year cumulative multi-year plan for 2021 through 2023. The MDPSC awarded BGE electric revenue requirement increases of $59 million, $39 million, and $42 million, before offsets, in 2021, 2022, and 2023, respectively, and natural gas revenue requirement increases of $53 million, $11 million, and $10 million, before offsets, in 2021, 2022, and 2023, respectively. The MDPSC offset the 2021 revenue requirement increase with certain accelerated tax benefits, but deferred the decision to use additional tax benefits to offset the 2022 and 2023 increases.

(3) Reflects a three-year cumulative multi-year plan for April 1, 2021 through March 31, 2024. The MDPSC awarded Pepco electric incremental revenue requirement increases of $21 million, $16 million, and $15 million, before offsets, for the 12-month periods ending March 31, 2022, 2023, and 2024, respectively. The MDPSC offset customer rate increases through March 31, 2022 with certain accelerated tax benefits, but deferred the decision to use additional tax benefits to offset customer rate increases for the periods after March 31, 2022.

(4) Reflects a cumulative multi-year plan with 18-months remaining in 2021 through 2022. The DCPSC awarded Pepco electric incremental revenue requirement increases of $42 million and $67 million, before offsets, for the remainder of 2021 and 2022, respectively. However, the DCPSC utilized the acceleration of refunds for certain tax benefits along with other rate relief to partially offset the customer rate increases by $22 million and $40 million for the remainder of 2021 and 2022, respectively.

35

Approved Electric Transmission Formula Rate Financials

Approved Electric Transmission Formula Rate Financials	Revenue Requirement Increase/(Decrease)[1]	Allowed ROE[2]	Common Equity Ratio	Rate Effective Date[3]
ComEd	$45M	11.50%	54.90%	Jun 1, 2021
PECO	$24M	10.35%	53.69%	Jun 1, 2021
BGE	$65M	10.50%	52.60%	Jun 1, 2021
Pepco	$12M	10.50%	50.27%	Jun 1, 2021
DPL	$52M	10.50%	50.44%	Jun 1, 2021
ACE	$51M	10.50%	50.00%	Jun 1, 2021

(1) In 2020, ComEd, BGE, Pepco, DPL, and ACE's transmission revenue requirement included a one-time decrease in accordance with the April 24, 2020 settlement agreement related to excess deferred income taxes which now completed has resulted in an increase to the 2021 transmission revenue requirement. In 2020, PECO's transmission revenue requirement included a one-time decrease in accordance with the December 5, 2019 settlement agreement related to refunds which now completed has resulted in an increase to the 2021 transmission revenue requirement.

(2) As part of the FERC-approved settlements of ComEd's 2007 and PECO's 2017 rate cases, the rate of return on common equity is 11.50% and 10.35%, respectively, inclusive of a 50-basis-point incentive adder for being a member of a RTO, and the common equity component of the ratio used to calculate the weighted average debt and equity return for the transmission formula rate is currently capped at 55% and 55.75%, respectively. As part of the FERC-approved settlement of the ROE complaint against BGE, Pepco, DPL, and ACE, the rate of return on common equity is 10.50%, inclusive of a 50-basis-point incentive adder for being a member of a RTO.

(3) All rates are effective June 1, 2021 - May 31, 2022, subject to review by interested parties pursuant to review protocols of each tariff

36

37 Exelon Long-Term Debt Maturity Profile(1,2) LT Debt Balances (as of 12/31/21)(1,2) BGE $4.0B ComEd $10.0B PECO $4.4B PHI $7.5B Corp(3) $7.4B Exelon $33.3B ($M) As of 12/31/2021 1,150 850 833 807 750 360 997 303 1,250 1,178 258 763 295 833 1,430 675 700 600 1,400 650 741 750 1,275 2,150 1,550 750 2,150 910 500 850 600 75 175 1,225 1,200 1,650 185 2026 20512022 2050203920362023 202820272024 2025 20432029 20492030 2031 2032 2033 20372034 20402035 2038 2041 2042 2044 2045 2046 2047 2048 EXC RegulatedPHI Corp Corp(3) Exelon’s weighted average LTD maturity is approximately 17 years (1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium (2) Long-term debt balances reflect 2021 10-K GAAP financials, which include items listed in footnote 1 (3) Includes $258M intercompany loan from Exelon Corporate to ExGen (Legacy CEG notes maturing April 1, 2032), which were settled upon close

38 EPS* Sensitivities Interest Rate Sensitivity to +50 BP 2022E 2023E ComEd Distribution ROE (1) $0.04 $0.04 Pension Expense (2) $(0.00) $(0.00) Cost of Debt (3) $(0.01) $(0.01) Exelon Consolidated Effective Tax Rate 13.6% 15.1% Exelon Consolidated Cash Tax Rate 0.3% 4.1% Note: reflects EPS* sensitivities and tax rates as of 12/31/2021 (as presented at Analyst Day 2022) (1) Reflects +50 BP sensitivity on 30-year US Treasury Yield (2) Reflects +50 BP sensitivity on Exelon’s discount rate which is based on a spot-rate yield curve methodology, using Willis Towers Watson's RATE: Link 40-90 model, based on a bond universe of the 40-90% of bond yields (3) Reflects +50 BP sensitivity on Corporate debt

Exelon Distribution Rate Case Updates

Rate Case Schedule and Key Terms

	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Revenue Requirement	Requested ROE / Equity Ratio	Expected Order
DPL DE Electric													$13.5M[1,2]	9.60% / 50.37%	Sep 15, 2021[3]
PECO Electric		FO											$132.0M[1,4]	N/A / N/A[4]	Nov 18, 2021
ComEd	IB RB		FO										$45.8M[1,5]	7.36% / 48.70%	Dec 1, 2021
DPL MD			IT RT	SA		FO							$12.5M[1]	9.6% / N/A[6]	Mar 2, 2022
DPL DE Gas				CF									$13.7M[1,7]	10.30% / 50.63%	Q1 2023

CF Rate case filed
IT Intervenor direct testimony
RT Rebuttal testimony
EH Evidentiary hearings
IB Initial briefs
RB Reply briefs
FO Final commission order
SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Requested revenue requirement excludes the transfer of $3.2M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power implemented full allowable rates on October 6, 2020, subject to refund.
(3) The DPSC issued a minute order on September 15, 2021 with new rates effective on September 17, 2021. The final order was received on January 26, 2022.
(4) The PaPUC issued an order on November 18, 2021 approving the Joint Petition for Settlement with rates effective on January 1, 2022. The settlement does not stipulate any ROE, Equity Ratio or Rate Base.
(5) Revenue requirement in initial filing was an increase of $51.2M. Through the discovery period in the current proceeding, ComEd agreed to ~($5.3M) in adjustments to limit issues in the case.
(6) The settlement agreement is a black box settlement, which reflects a 9.6% ROE that is solely for the purposes of calculating AFUDC and regulatory asset carrying costs. On February 15, 2022, Chief Public Utility Law Judge issued a proposed order approving the settlement agreement without modification The proposed settlement order will become final on March 2, 2022, subject to modification or reversal by the MDPSC.
(7) Requested revenue requirement excludes the transfer of $5.8M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power will implement full proposed rates on August 14, 2022, subject to refund.

39

40 Reconciliation of Non-GAAP Measures

41 Projected GAAP to Operating Adjustments • Exelon’s projected 2022 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following: − Costs related to the separation; − Adjustment to deferred income taxes as a result of changes in forecasted apportionment; and − Other items not directly related to the ongoing operations of the business.

42 GAAP to Non-GAAP Reconciliations(1) S&P Moody’s GAAP Operating Income + Depreciation & Amortization = EBITDA - Cash Paid for Interest +/- Cash Taxes +/- Other S&P FFO Adjustments = FFO (a) Long-Term Debt + Short-Term Debt + Underfunded Pension (after-tax) + Underfunded OPEB (after-tax) + Operating Lease Imputed Debt - Cash on Balance Sheet +/- Other S&P Debt Adjustments = Adjusted Debt (b) S&P FFO Calculation(2) S&P Adjusted Debt Calculation(2) Moody’s CFO (Pre-WC)/Debt (3) = CFO (Pre-WC) (c) Adjusted Debt (d) Moody’s CFO (Pre-WC) Calculation(3) Cash Flow From Operations +/- Working Capital Adjustment +/- Other Moody’s CFO Adjustments = CFO (Pre-Working Capital) (c) Long-Term Debt + Short-Term Debt + Underfunded Pension (pre-tax) + Operating Lease Imputed Debt +/- Other Moody’s Debt Adjustments = Adjusted Debt (d) S&P FFO/Debt (2) = FFO (a) Adjusted Debt (b) Moody’s Adjusted Debt Calculation(3) (1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures (2) Calculated using S&P Methodology (3) Calculated using Moody’s Methodology

43 Q4 YTD GAAP EPS Reconciliation Twelve Months Ended December 31, 2021 ComEd PECO BGE PHI Other Exelon 2021 GAAP Earnings (Loss) Per Share $0.76 $0.51 $0.42 $0.57 ($0.31) $1.95 Mark-to-market impact of economic hedging activities - - - - 0.01 0.01 Separation costs 0.01 0.01 0.01 0.01 0.02 0.05 COVID-19 direct costs - - - - - 0.01 Income tax-related adjustments - - - 0.03 0.02 0.05 2021 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.77 $0.53 $0.43 $0.62 ($0.26) $2.08 Note: All amounts shown are per Exelon share and represent amounts related to Exelon’s utility subsidiaries and holding company earnings per share. Amounts may not sum due to rounding. Beginning with the Form 10-Q to be filed for the first quarter of 2022, Exelon will present Generation’s financial results as discontinued operations and will report its utility and holding company financial results as continuing operations. Accounting rules require that certain corporate overhead costs previously allocated to Generation will be presented as part of Exelon's continuing operations as these costs do not qualify as expenses of the discontinued operations.

44 GAAP to Non-GAAP Reconciliations Exelon Operating TTM ROE Reconciliation ($M)(1) 2016 2017 2018 2019 2020 2021 Net Income (GAAP) $1,103 $1,704 $1,836 $2,065 $1,737 $2,225 Operating Exclusions $461 ($24) $32 $30 $246 $82 Adjusted Operating Earnings $1,564 $1,680 $1,869 $2,095 $1,984 $2,307 Average Equity $16,523 $17,779 $19,367 $20,913 $22,690 $24,967 Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity) 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% (1) Represents the twelve-month periods December 31, 2016-2021 for Exelon’s utilities (excludes Corp and PHI Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Components may not reconcile to 2021 10-K filing due to rounding.

45 GAAP to Non-GAAP Reconciliations Exelon Adjusted O&M Reconciliation ($M)(1) 2016 2017 2018 2019 2020 2021 2022 GAAP O&M $4,300 $4,025 $4,150 $4,000 $4,375 $4,200 $4,350 Regulatory Required O&M ($175) ($300) ($200) ($175) ($175) ($175) ($225) Operating Exclusions ($400) - ($50) ($50) ($275) ($75) ($50) Adjusted O&M (Non-GAAP) $3,725 $3,725 $3,900 $3,800 $3,950 $3,950 $4,050 (1) Reflects utility O&M (excludes Corp) and includes O&M from affiliates; numbers rounded to the nearest $25M and may not sum due to rounding

Thank you Please direct all questions to the Exelon Investor Relations team:  InvestorRelations@ExelonCorp.com  312-394-2345